SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): June 25, 2003

RBS GLOBAL, INC. (Exact Name of Registrant as Specified in Its Charter)	REXNORD CORPORATION (Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or Organization)	Delaware (State of Incorporation or Organization)

333-102428
(Commission File Number)

01-0752045 (I.R.S. Employer Identification No.)	04-3722228 (I.R.S. Employer Identification No.)

4701 Greenfield Avenue, Milwaukee, Wisconsin (Address of principal executive offices)	53214 (ZIP Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

The Co-Registrants are filing this Current Report on Form 8-K to furnish the earnings release of Rexnord Corporation dated June 25, 2003, regarding first quarter 2003 financial results, which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of June 2003.

REXNORD CORPORATION

BY:	/s/ THOMAS J. JANSEN
Thomas J. Jansen
Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of June 2003.

RBS GLOBAL, INC.

BY:	/s/ THOMAS J. JANSEN
Thomas J. Jansen
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Earnings Release dated June 25, 2003